UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

Kennedy Lewis Capital Company

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	814-01603 (Commission File Number)	88-6117755 (IRS Employer Identification Number)

225 Liberty St. Suite 4210 New York, New York 10281 (Address of Principal Executive Offices, Zip Code) (212) 782-3842 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01. Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of Kennedy Lewis Capital Company (the "Company") as of December 31, 2024, as determined in accordance with the Company's valuation policy, is set forth below.

NAV as of December 31, 2024
Class I Common Shares	20.22*
Class S Common Shares	—
Class D Common Shares	—

As of December 31, 2024, the Company’s aggregate net asset value was $446,899,175* and the fair value of the Company’s investment portfolio was $756,676,029*.

Status of Offering

The Company is currently publicly offering on a continuous basis up to $2.0 billion in Shares (the “Offering”). Additionally, the Company has sold Common Shares that are exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder (the “Private Offering”). The following table lists the Shares and total consideration for the Offering as of the date of this filing (through the December 1, 2024 subscription date). The Company intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I Common Shares	5,294,086	$107,584,000
Class S Common Shares	—	$—
Class D Common Shares	—	$—
Private Offering:
Class I Common Shares	15,597,675	$313,455,957
Class S Common Shares	—	$—
Class D Common Shares	—	$—
Total Offering and Private Offering	20,891,761	$421,039,957

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The net asset value per share of the Common Shares as of December 31, 2024, the number of Common Shares issued as of January 24, 2025 based on the December 31, 2024 net asset value, and the fair value of the Company’s investment portfolio as of December 31, 2024 are preliminary estimates based on the Company’s preliminary determinations and current expectations, and such information is inherently uncertain. These preliminary figures are subject to completion of the Company’s customary year-end closing and review procedures and third-party audit, including the determination of the fair value of the Company’s portfolio investments. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during the Company’s year-end closing and review procedures and third-party audit, and the Company’s reported information in its Annual Report on Form 10-K for the year ended December 31, 2024 may differ from this information, and any such differences may be material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company

Date:	January 29, 2025	By:	/s/ Anthony Pasqua
Name: Anthony Pasqua Title: Chief Financial Officer